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                                                                   EXHIBIT 10.51

                        Name:______________________________________________

                                     Lock-Up Agreement Form

December 21, 2001

Industrial Data Systems Corporation
600 Century Plaza Drive
Suite 140
Houston, Texas 77073-6013

            Re:       Industrial Data Systems Corporation (the "Company")

Ladies and Gentlemen:

         The undersigned is an owner of record or beneficially of certain shares of common stock of Petrocon Engineering, Inc. ("PEI Common Stock") or securities convertible into or exchangeable or exercisable for the PEI Common Stock. Petrocon Engineering, Inc. ("PEI") proposes to enter into a merger whereby PEI Acquisition, Inc., a wholly owned, indirect subsidiary of the Company, will merge with and into PEI (the "Merger") with PEI as the surviving corporation. As consideration for their PEI Common Stock and securities convertible into or exchangeable or exercisable for the PEI Common Stock, each of the shareholders of PEI will receive shares of common stock, par value $.001 per share, of the Company ("Company Common Stock") and/or securities convertible into or exchangeable or exercisable for Company Common Stock ("Company Options" and together with Company Common Stock, "Securities"). The undersigned recognizes that the Merger will be of benefit to the undersigned and will benefit PEI and the Company. The undersigned acknowledges that the Company is relying on the representations and agreements of the undersigned contained in this letter in closing the Merger and in issuing Company Common Stock to the undersigned in connection with the Merger.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of Company Common Stock, any options or warrants to purchase any shares of Company Common Stock or any securities convertible into or exchangeable or exercisable for shares of Company Common Stock
(collectively, "Securities") now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) as a distribution to partners, beneficiaries or shareholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, (iii) with respect to sales or purchases of Securities acquired on the open market, (iv) with respect to sales or purchases of Securities between the undersigned and any other person who is subject to a lockup agreement which is essentially identical to this Lockup Agreement, (v) as a contribution by the undersigned to any escrow account established pursuant to the terms of the Merger or any
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distribution by the escrow agent of any Securities to the undersigned or the
Company pursuant to the terms of the agreements governing such escrow accounts, or (vi) with the prior written consent of the Company, which may be granted or withheld in the sole discretion of the Company. In addition, notwithstanding the foregoing, if the undersigned is a corporation, partnership or trust, the corporation, partnership or trust may transfer Securities to any affiliate of such corporation, partnership or trust and if the undersigned is an individual, such individual may transfer such Securities by gift, will or intestacy to a member or members of his or her immediate family, or to a trust or partnership, the beneficiaries or partners of which are exclusively the undersigned and/or a member or members of his or her immediate family; provided, however, that in
                                                  --------  -------
such case it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such Securities subject to the provisions of this Lock-Up Agreement, and provided further that such transfer not involve a disposition for value. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousins. The foregoing restrictions will terminate upon the earlier of (i) a Sale of the Company, or
(ii) the close of trading of the Company Common Stock on the second anniversary of (and including) the day of the Merger (the "Lock-Up Period"). "Sale of
                                                                  -------
Company" shall mean (i) a sale of substantially all of the assets of Company to
-------
a person or entity that is not an affiliate of Company, (ii) any sale in a single transaction or in a series of related and substantially similar contemporaneous transactions of the Company Common Stock, representing 50% or more of the total number of shares of Company Common Stock then outstanding (determined on a fully diluted basis) to any person or entity which is not an affiliate of the selling shareholders, or (iii) any merger, consolidation or reorganization of the Company with or into one or more entities which are not Subsidiaries or affiliates of the Company, as a result of which less than 50% of the outstanding voting securities or partnership interests of the surviving or resulting entity are, or are to be, owned by the holders of Company Common Stock immediately prior to such merger, consolidation or reorganization. The foregoing restriction has been expressly agreed upon to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a disposition of Securities subject to this Lock-Up Agreement during the Lock-Up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Securities. The foregoing restrictions do not, however, preclude any exercise of a warrant or options to purchase Company Common Stock during the Lock-Up Period or the disposition of any Securities which are not subject to this Lock-Up Agreement. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of Securities subject to this Lock-Up Agreement except in compliance with the foregoing restrictions.

     The undersigned hereby agrees that the certificate or certificates evidencing the Securities subject to this agreement shall, for the duration of the Lock-Up Period, have the following legend:
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          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
          A CONTRACTUAL RESTRICTION ON TRANSFER AND MAY NOT BE SOLD,
          PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT AS
          SET FORTH IN THAT CERTAIN LOCKUP AGREEMENT BETWEEN THE
          COMPANY AND THE HOLDER HEREOF, A COPY OF WHICH IS ON FILE
          AT THE PRINCIPAL OFFICES OF THE COMPANY

          Notwithstanding the foregoing, the legend set forth above shall, at the request of the holder, be removed from the certificate or certificates evidencing the Securities released from this Lock-Up Agreement upon the termination of the Lock-Up Period. This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned. Nothing in this Lock-Up Agreement shall constitute an offer by the Company to sell, or create any right or obligation for the undersigned to purchase any Securities. In the event the Merger has not occurred on or before December 31, 2001, this Lock-Up Agreement shall be of no further force or effect.

                                     Date: December 21, 2001

                                     _________________________________________*

* Indicates that the Shareholder has executed this Lock-Up Agreement by execution of a Master Signature Page.